Exhibit 10.2

EXECUTION VERSION

Conversion Agreement

December 19, 2011

Fidelity National Information Services, Inc.

601 Riverside Avenue

Jacksonville, Florida 32204

Attention:         Kirk Larsen and Jason Couturier

JPMorgan Chase Bank, N.A.,

1111 Fannin Street, Floor 10

Houston, Texas 77002-6925

Attention: Talitha Bernard

JPMorgan Chase Bank, N.A.

270 Park Avenue, 4th Floor

New York, NY 10017

Attention: Frank Pokras

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of June 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party thereto, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender. Terms defined in the Credit Agreement are used herein as therein defined.

Effective as the Effective Date (as defined below), the undersigned Term Lender hereby agrees to convert the principal amount of Term A-1 Loans set forth on its signature page hereto into an equal principal amount of Term A-2 Loans (such principal amount, the “Converted Principal Amount”) under and in accordance with the Credit Agreement.

The effectiveness of this Conversion Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Effective Date”, which is December 19, 2011):

(a) The Administrative Agent shall have received counterparts of this Conversion Agreement executed by each party hereto.

(b) The Administrative Agent shall have received payment from the Company, for the account of the undersigned Term Lender of an upfront fee (the “Upfront Fee”) in an amount equal to 1.00% of the Converted Principal Amount of such Term Lender (unless otherwise agreed between the Company and such

Term Lender). The Upfront Fees shall be payable on the Effective Date (upon the satisfaction of all other conditions for the occurrence thereof), in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

This Conversion Agreement shall be construed in accordance with and governed by the law of the State of New York. This Conversion Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Conversion Agreement shall be effective as delivery of an original executed counterpart of this Conversion Agreement.

[Signature page follows]

2

Aggregate Term A-1 Loans to be converted: $47,484,746.63.

[CONVERTING LENDERS]

By:	[ON FILE WITH ADMINISTRATIVE AGENT]
Name:
Title:

[Signature Page to Conversion Agreement]

Agreed and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Conversion Agreement]

Agreed and accepted: FIDELITY NATIONAL INFORMATION SERVICES, INC.

By:	/s/ Kirk T. Larsen
	Name:	Kirk T. Larsen
	Title:	Senior Vice President and Treasurer

[Signature Page to Conversion Agreement]